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                                                               Exhibit 8(e)(vii)

                         SIXTH AMENDMENT DATED 7/8, 2008
                                       TO
                             PARTICIPATION AGREEMENT

Effective May 1, 2008 the Participation Agreement made and entered into as of the 20th day of February, 1997, as amended, by and among CUNA Mutual Insurance Society ("CMIS"), Oppenheimer Variable Account Funds (the "Funds"), Panorama Series Funds, Inc. (the "Panorama Fund") and OppenheimerFunds, Inc. (the "Fund Party") (the "Agreement") is hereby amended as follows.

     1. Schedule 1, 2 and 3 of the Agreement are each hereby replaced with the new Schedule 1, 2 and 3 attached hereto.

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

              (REMAINDER OF PAGE LEFT BLANK SIGNATURE PAGE FOLLOWS)


                                       1

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to the
Participation to be executed in its name and on its behalf by its duly authorized representative.

OPPENHEIMER VARIABLE ACCOUNT FUNDS         CUNA MUTUAL INSURANCE SOCIETY
By its authorized officer,                 By its authorized officer,


By: /s/ Brian W. Wixted                    By:
    ---------------------------------          ------------------------------
Name: Brian W. Wixted                      Name:
Title: Treasurer                                 ------------------------------
Date: 8/19/08                              Title:
                                                  ------------------------------
                                           Date:
                                                 ------------------------------


OPPENHEIMER FUNDS, INC.
By its authorized officer,


By: /s/ Christina J. Loftus
    ---------------------------------
Name: Christina J. Loftus
Title: Vice President                             SIGNED IN COUNTERPARTY
Date: 7/8/08


PANORAMA SERIES FUND, INC.
By its authorized officer,


By: /s/ Brian W. Wixted
    ---------------------------------
Name: /s/ Brian W. Wixted
Title: Treasurer
Date: 7/9/08



                                       2

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to the
Participation to be executed in its name and on its behalf by its duly authorized representative.

OPPENHEIMER VARIABLE ACCOUNT FUNDS         CUNA MUTUAL INSURANCE SOCIETY
By its authorized officer,                 By its authorised officer,


By: /s/ Brian W. Wixted                    By: /s/ Kevin Thompson
    ---------------------------------          -----------------------------
Name: Brian W. Wixted                      Name: Kevin Thompson
Title: Treasurer                           Title: VP
Date: 8/19/08                              Date: 7/8/08


OPPENHEIMER FUNDS, INC.
By its authorized officer,


By:
    ---------------------------------
Name:
      -------------------------------            SIGNED IN COUNTERPARTY
Title:
       ------------------------------
Date:
      -------------------------------


PANORAMA SERIES FUND, INC.
By its authorized officer,


By: /s/ Brian W. Wixted
    ---------------------------------
Name: Brian W. Wixted
Title: Treasurer
Date: 8/19/08


                                       2

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                                   SCHEDULE 1

                CUNA MUTUAL INSURANCE SOCIETY SEPARATE ACCOUNTS

CUNA Mutual Variable Life Insurance Account
CUNA Mutual Group Variable Annuity Account
CUNA Mutual Variable Annuity Account

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                                   SCHEDULE 2

                     CUNA MUTUAL INSURANCE SOCIETY CONTRACTS
               COVERED BY SEPARATE ACCOUNTS LISTED ON SCHEDULE 1

CUNA Mutual Variable Annuity Account
     MEMBERS Variable Annuity Product
     MEMBERS Variable Annuity I Product
     MEMBERS Variable Annuity II Product
     MEMBERS Variable Annuity III Product
     MEMBERS Choice Variable Annuity Product

CUNA Mutual Variable Life Insurance Account
     MEMBERS Variable Universal Life Product
     MEMBERS Variable Universal Life II Product

CUNA Mutual Group Variable Annuity Account

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                                   SCHEDULE 3

                  OPPENHEIMER VARIABLE ACCOUNT FUND PORTFOLIOS

Oppenheimer High Income Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Capital Appreciation Fund/VA (Service Class)
Oppenheimer Main Street Fund(R)/VA
Oppenheimer Main Street(R)/VA (Service Class)
Oppenheimer Main Street Small Cap Fund(R)/VA
Oppenheimer Main Street Small Cap Fund(R)/VA (Service Class)

                      PANORAMA SERIES FUND, INC. PORTFOLIOS

Oppenheimer International Growth Fund/VA
Oppenheimer International Growth Funds/VA (Service Class)